Provision for Income Taxes	9 Months Ended	12 Months Ended
	Sep. 29, 2013	Dec. 30, 2012
Provision for Income Taxes

15. Provision for Income Taxes

The provision for income taxes and related effective tax rates for the three and nine months ended September 29, 2013 and September 23, 2012, respectively, were as follows:

	Three months ended		Nine months ended
Provision for Income Taxes	September 29, 2013	September 23, 2012	September 29, 2013	September 23, 2012
Current	$388	$906	$1,882	$1,064
Deferred	24,273	4,653	33,226	2,637

Total	$24,661	$5,559	$35,108	$3,701

Effective tax rate	37.7%	36.0%	51.1%	29.5%

Income taxes are accounted for in accordance with the authoritative guidance for accounting for income taxes under which deferred tax assets and liabilities are determined based on the difference between their financial statement basis and tax basis, using enacted tax rates in effect for the year in which the differences are expected to reverse.

During the nine months ended September 29, 2013, the Company refinanced all of its outstanding debt (Note 9) and the Company discontinued hedge accounting for interest rate swaps in effect at that time (Note 11). Effective with the swap termination, deferred tax expense of $9.1 million, which was recorded in Accumulated Other Comprehensive Loss through the swap termination date, was reclassified as a non-cash deferred tax expense in the provision for income taxes through the consolidated statement of operations. During the nine months ended September 23, 2012, the Company announced restructuring plans (Note 8) that were projected to decrease our future state effective tax rate, resulting in a net benefit of $2.1 million to the tax provision and a corresponding decrease to our net deferred tax liabilities.

The Company regularly evaluates its deferred tax assets for future realization. A valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax assets will not be realized. Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change.

As of September 29, 2013 and September 23, 2012, the Company maintained a valuation allowance for certain state net operating loss (“NOL”) carryovers, state tax credit carryovers and foreign loss carryovers. For the nine months ended September 29, 2013 a benefit of $1.5 million was recognized to the income tax provision for reduction of the valuation allowance for state NOL carryovers and state credits attributable to a projected decrease of interest expense from the IPO and the April 2013 refinancing. For the nine months ended September 23, 2012, a charge of $1.9 million was recognized to the income tax provision, principally related to the realizability of state NOL carryovers and state credits due to the aforementioned restructuring plans.

On September 13, 2013 the IRS issued final and proposed Tangible Property Regulations. The final regulations are generally effective for taxable years beginning on or after January 1, 2014. The Company is in the process of evaluating and analyzing the financial accounting implications of adopting the final regulations. At this time the Company does not anticipate that there will be a material impact to the financial statements.

15. Taxes on Earnings

The components of the provision (benefit) for income taxes are as follows:

Provision (benefit) for income taxes	Fiscal year ended
	December 30, 2012	December 25, 2011	December 26, 2010
Current
Federal	$(635)	$(1,186)	$215
State	1,940	2,339	2,065
Non-U.S.	467	426	737

	1,772	1,579	3,017

Deferred
Federal	28,433	23,911	9,318
State	2,520	(3,377)	(4,936)
Non-U.S.	(24)	(10)	—

	30,929	20,524	4,382

Provision (benefit) for income taxes	$32,701	$22,103	$7,399

Earnings (loss) before income taxes
United States	83,677	$(26,558)	$27,253
Non-U.S.	1,543	1,747	2,183

Total	$85,220	$(24,811)	$29,436

The effective tax rate differs from the federal statutory income tax rate as explained below:

Effective Income Tax Rate	Fiscal year ended
	December 30, 2012	December 25, 2011	December 26, 2010
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes (net of federal benefit)	3.4%	8.4%	(3.7)%
Tax effect resulting from international activities	0.4%	(0.5)%	1.8%
Change in deferred tax valuation allowance	—%	(8.0)%	—%
Non-deductible expenses	0.8%	(1.5)%	6.8%
Goodwill and other long-lived intangibles impairment	—	(141.4)%	—
Tax credits	0.2%	1.2%	(2.0)%
Uncertain tax positions	(1.5)%	15.9%	2.6%
Out of period adjustment	—	—%	(14.4)%
Other	0.1%	1.8%	(1.0)%

Effective income tax rate	38.4%	(89.1)%	25.1%

Deferred Tax Assets and Liabilities
	December 30, 2012	December 25, 2011
Accrued liabilities	$18,298	$11,468
Inventories	12,173	15,447
Benefits and compensation	18,645	19,135
Hedges	1,362	3,933
Assets held for sale	3,738	—
Net operating loss carryforwards	326,667	338,718
Federal & state tax credits	10,529	12,101
Postretirement benefits	37,881	33,160
Alternative minimum tax	1,901	1,901
Other	2,815	1,398

Subtotal	434,009	437,261
Valuation allowance	(13,354)	(14,202)

Total net deferred tax assets	420,655	423,059

Other intangible assets	(697,043)	(677,393)
Partnership interest	(8,902)	(8,885)
Plant assets	(82,992)	(80,767)
Unremitted earnings	(2,560)	(2,240)
Other	(1,488)	(631)

Total deferred tax liabilities	(792,985)	(769,916)

Net deferred tax asset (liability)	$(372,330)	$(346,857)

Amounts recognized in the Consolidated Balance Sheets
Current net deferred tax assets	99,199	$71,109
Long-term net deferred tax liability	(471,529)	(417,966)

Net deferred tax liability	$(372,330)	$(346,857)

Pursuant to a tax sharing agreement among Pinnacle Foods, Inc (“PF”), and other members of the PF affiliated group, each member is liable for its share of the federal income tax liability of the consolidated group.

Income taxes are accounted for in accordance with the authoritative guidance for accounting for income taxes under which deferred tax assets and liabilities are determined based on the difference between the financial statement basis and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. For the fiscal years ended December 30, 2012 and December 25, 2011, the Company recorded a $0.7 million charge and $2.6 million benefit, respectively, to the state income tax provision reflecting a change in the effective tax rate as a result of changes to our manufacturing footprint and state legislative changes enacted during the respective fiscal years. For the year ended December 26, 2010, the Company recorded a $2.2 million benefit to the state income tax provision reflecting a change in the effective tax rate as a result of restructuring following the Birds Eye integration.

The authoritative guidance for accounting for income taxes requires that a valuation allowance be established when it is “more likely than not” that all or a portion of deferred tax assets will not be realized. The Company regularly evaluates its deferred tax assets for future realization. A review of all available positive and negative evidence must be considered, including a company’s performance, the market environment in which the company operates, the utilization of past tax credits, length of carryback and carryforward periods, and existing contracts or sales backlog that will result in future profits. Based on a review of both the positive and negative evidence, it was determined that the Company had sufficient positive evidence to outweigh any negative evidence and support that it was more likely that not that substantially all of the deferred tax assets would be realized.

The Company recognizes investment tax credits under the flow through method. For the fiscal years ended December 30, 2012, December 25, 2011 and December 26, 2010, a net charge of $1.3 million, and net benefits of $1.2 million and $0.1 million, respectively, were recorded in the Provision for income taxes line of the Consolidated Statements of Operations.

For the fiscal year ended December 26, 2010, the Company recorded an out of period adjustment of $4.2 million to correct errors related to the reversal of the Company’s income tax valuation allowance as of December 27, 2009. Since this adjustment was not material to prior years’ financial statements, the Company recorded the adjustment in the financial statements for the fiscal year ended December 26, 2010.

PF, is a loss corporation as defined by Internal Revenue Code Section 382. Section 382 places an annual limitation on PF’s ability to utilize a portion of our Net Operating Loss Carryovers (NOLCs) and other attributes to reduce future taxable income. As of December 30, 2012, PF has federal NOLCs of $1,099.0 million, of which $237.2 million of the carryovers exceed the estimated available Section 382 limitation. PF reduced its deferred tax assets for this limitation. Of the remaining $861.8 million of NOLCs, $636.1 million are subject to the various Section 382 limitations which will limit the amount of NOLCs that can be utilized in any given year. It is expected that PF’s annual Section 382 limitation going forward will approximate $17.0 million to $23.0 million, adjusted for certain built in gain recognition items (as defined in Section 382) and pending resolution of certain tax matters. Approximately $225 million of the NOLCs are not subject to Section 382 limitations. PF’s NOLCs and certain other tax attributes generated prior to December 23, 2009 may not be utilized to offset Birds Eye income from recognized built in gains that existed at the acquisition date, through December 2014, pursuant to Internal Revenue Code Section 384.

PF’s federal NOLCs have expiration periods from 2017 through 2031. PF and its subsidiaries also have state tax NOLCs that are limited and vary in amount by jurisdiction. State net operating losses are approximately $592.0 million with expiration periods beginning in 2013 through 2032. State tax credits total $9.3 million of which $3.4 million expire on or before 2028. The remaining $5.9 million of state credits do not expire, except upon the occurrence of specific events. The Company’s foreign net operating losses of $0.9 million expire on or before December 2021.

As of December 30, 2012 our valuation allowance for state NOLCs and credits is $12.5 million and the foreign valuation allowance is $0.9 million.

Following are the changes in the deferred tax valuation allowance:

	Beginning Balance	Additions	Acquisitions	Deductions	Ending Balance
Fiscal year ended December 30, 2012	$14,202	$474	$—	$(1,322)	$13,354
Fiscal year ended December 25, 2011	8,284	6,187	—	(269)	14,202
Fiscal year ended December 26, 2010	14,792	—	(5,721)	(787)	8,284

A reconciliation of the beginning and ending amount of gross unrecognized tax positions is as follows:

	Fiscal year ended
	December 30, 2012	December 25, 2011	December 26, 2010
Gross unrecognized tax positions at beginning of year	$9,764	$13,515	$3,410
Increase for tax positions related to prior periods	199	646	9,722
Decrease for tax positions related to prior periods	(509)	(4,133)	—
Increase for tax positions related to the current period	679	558	630
Decrease related to settlement with tax authorities	(1,580)	(822)	(163)
Reductions due to lapse of applicable statutes of limitations	(46)	—	(84)

Gross unrecognized tax positions at end of year	$8,507	$9,764	$13,515

The Company’s liability for unrecognized tax positions as of December 30, 2012 was $8,507, reflecting a net decrease of $1,257 principally for settlement of uncertainties related to federal and foreign tax matters. A benefit of $1,435 was recognized in the provision for income taxes resulting from the settlement of tax examinations. The amount that, if recognized, would impact the effective tax rate as of December 30, 2012 was $1,986. From time to time, various taxing authorities may audit the Company’s tax returns. It is reasonably possible that a decrease in the uncertain tax positions of approximately $699 may occur within the next twelve months due to the lapse of certain statute of limitations or resolution of uncertainties.

The Company recorded interest and penalties associated with uncertain tax positions as a benefit of $157 and $743, and a charge of $266 to the provision for income taxes for the fiscal years ended December 30, 2012, December 25, 2011 and December 26, 2010, respectively. The Company’s liability includes accrued interest and penalties of $332 and $489 as of December 30, 2012 and December 25, 2011, respectively.

The Company files income tax returns with the U.S. federal government and various state and international jurisdictions. With few exceptions, as noted below, the Company’s 1999 and subsequent federal and state tax years remain open by statute, principally relating to NOLCs. With limited exception for certain states, Federal and state tax years for pre-acquisition periods (2009 and earlier) of Birds Eye Food Inc. are either closed by statute or by completed tax examinations. International jurisdictions remain open for the fiscal 2006, fiscal 2010 and subsequent periods. As a matter of course, from time to time various taxing authorities may audit the Company’s tax returns and the ultimate resolution of such audits could result in adjustments to amounts recognized by the Company. Audits of the Company’s federal income tax returns were completed in 2012 by the Canada Revenue Agency for the fiscal years ended December 28, 2008 and December 27, 2009, and the IRS for the fiscal years ended December 27, 2009 and December 26, 2010, respectively. The Company is currently under audit by various state tax jurisdictions. At this time, an estimate of the range of reasonably possible outcomes cannot be made. We do not anticipate these possible outcomes will have a significant impact on the results of operations, our financial position or our cash flows.